UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 28, 2003


                                   TELMARK LLC
                                   -----------
             (Exact name of registrant as specified in its charter)


Delaware                            33-70732                          16-1551523
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(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation or organization)   File Number)             Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568








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Item 5.  Other Events and Regulation FD Disclosure

As previously announced, on February 28, 2003 (the "Closing Date"), Telmark LLC (the "Company") consummated the sale of substantially all of its assets to Wells Fargo Financial Leasing, Inc. The bulk of the proceeds were used by the Company to pay off the outstanding debt that was not assumed in the transaction, including the debentures held by the general public (the "Debentures").

The Debentures were redeemed as of March 31, 2003 (the "Redemption Date") at their face value, plus accrued interest. As of the date hereof, debenture certificates representing approximately $43,954,856.28 of the total outstanding principal amount of $45,112,611.34 have been surrendered to the Company in exchange for the redemption payment. Debenture holders who have not yet surrendered their certificates will NOT be credited with interest after the
                                       ---
Redemption Date and are encouraged to surrender their certificates promptly. For more information on surrendering certificates, Debenture holders should refer to the materials previous sent to them by the Company or call 315-449-7480 for further instructions.

The Company is currently in the process of seeking one or more purchasers for its remaining assets and winding down its operations. As part of that process, effective as of the Closing Date, all existing directors and officers of the Company resigned and were replaced by the following individuals, each of whom is an officer or employee of the Company's parent, Agway Inc. except for Mr.
DiLorenzo:

           Michael R. Hopsicker           Chairman of the Board & Director
           Peter J. O'Neill               President & Director
           Karen J. Ohliger               Treasurer
           Stephen H. Hoefer              Secretary
           Martin P. Frankenfield         Assistant Treasurer
           Louis P. DiLorenzo             Director

Because the Company has less than 300 securityholders, it intends to file a Form 15 with the Securities and Exchange Commission (the "Commission") in order to terminate its reporting obligations under the Securities Exchange Act of 1934, as amended. Following the filing of that Form, the Company will no longer file annual, quarterly or other periodic reports with the Commission.






CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

We are including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by us, or on our behalf. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, we caution that, while it believe such assumptions or basis to be reasonable and make them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed in this report and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Where, in any forward-looking statement, we, or our management, express an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but we cannot assure you that the statement of expectation or belief will result or be achieved or accomplished. The words "believe,"
"expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TELMARK LLC
                                         (Registrant)


Date       May 12, 2003                  By      /s/ PETER J. O'NEILL
       ------------------                     -------------------------------
                                                       Peter J. O'Neill
                                                    President and Director
                                                (Principal Executive Officer,
                                                Principal Financial Officer &
                                                Principal Accounting Officer)














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